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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


         We hereby consent to the use in this Amendment No. 1 to Registration Statement No. 333-65113 on Form S-4 of Verdant Brands, Inc. of our report dated December 5, 1997 (September 29, 1998 as to Note 12), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "EXPERTS" in such Prospectus.

/S/ Deloitte & Touche LLP

Minneapolis, MN
October 20, 1998